UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the registrant ☒
Filed by a party other than the registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
GAN LIMITED
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of filing fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GAN LIMITED
400 Spectrum Center Drive, Suite 1900
Irvine, CA 92618
April 29, 2022
Dear Shareholder:
On behalf of the Board of Directors and management, we cordially invite you to attend the 2022 Annual Meeting of Shareholders of GAN Limited (the “Annual Meeting”), to be held virtually on June 13, 2022, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof.
At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. We also enclose, and encourage you to read, our annual report on Form 10-K (the “2021 Annual Report”), which includes information on our business, as well as our audited financial statements for the year ended December 31, 2021.
We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to most of our shareholders on or about April 29, 2022. The Notice of Availability contains instructions on how to access our proxy materials, including the Notice of Annual Meeting of Shareholders, Proxy Statement, 2021 Annual Report and a Proxy Card or voting instruction form and on how to cast your vote. The Notice of Availability also contains instructions on how to request a printed copy of our proxy materials. All shareholders who do not receive the Notice of Availability will receive a printed copy of the proxy materials.
Your vote is very important. Regardless of the number of shares you own, and whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible.
Thank you for your continued support and ownership of GAN Limited. We look forward to seeing you at the Annual Meeting.
Sincerely,

Sylvia Tiscareño Corporate Secretary
The Proxy Statement for the 2022 Annual Meeting of Shareholders, the Proxy Card and the 2021 Annual Report are available at www.proxyvote.com.

GAN LIMITED
400 Spectrum Center Drive, Suite 1900
Irvine, CA 92618
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 13, 2022
GAN Limited will hold its 2022 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “Annual Meeting”) virtually at www.virtualshareholdermeeting.com/GAN2022 on Monday, June 13, 2022, at 10:00 a.m. (Pacific Time).
The following items are on the agenda and are more fully described in the accompanying Proxy Statement:
1.	The election of two nominees as Class II directors to hold office until the 2025 Annual Meeting of Shareholders;
2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	Other business that may properly come before the Annual Meeting.
Our Board of Directors fixed April 19, 2022 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.
We are mailing to our shareholders on or about April 29, 2022, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2021, via the Internet and how to vote. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can request a printed copy of the proxy materials.
By Order of the Board of Directors,

Sylvia Tiscareño Corporate Secretary
April 29, 2022
Irvine, California
Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure your representation at the Annual Meeting. You may vote online, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials. Even if you give your proxy, you may still vote in person if you attend the meeting virtually. If a broker, bank or other nominee is the record holder of your shares, then you must obtain from the record holder a proxy issued in your name in order to vote at the Annual Meeting.

GAN LIMITED
400 Spectrum Center Drive, Suite 1900
Irvine, CA 92618

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 13, 2022
The Board of Directors of GAN Limited, a Bermuda exempted company limited by shares (“GAN”), is providing these proxy materials to you in connection with the solicitation of the accompanying proxy for use at our 2022 Annual Meeting of Shareholders (the “Annual Meeting”).
The Annual Meeting will be held virtually on June 13, 2022, at 10:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated in this Proxy Statement.
On or about April 29, 2022 we are mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2021 (the “2021 Annual Report”), via the Internet and how to vote online or by phone. The Notice of Availability also contains instructions on how you can receive a printed copy of the proxy materials.
This Proxy Statement summarizes certain information to assist you in voting in an informed manner.
All shareholders are cordially invited to attend the Annual Meeting in virtually over the internet at www.virtualshareholdermeeting.com/GAN2022. Whether you expect to attend the meeting or not, please vote as soon as possible.

THE PROXY PROCESS AND THE ANNUAL MEETING
The following discussion is intended to provide general information about the proxy process and the Annual Meeting under the rules and regulations of the Securities and Exchange Commission (the “SEC”). If you have questions about this Proxy Statement or the Annual Meeting, please contact our Corporate Secretary at: GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, Attention: Corporate Secretary, Telephone: (702) 964-5777.
2022 Annual Meeting of Shareholders
GAN LIMITED	June 13, 2022
www.virtualshareholdermeeting.com/GAN2022	10:00 a.m. Pacific Time
The record date for the Annual Meeting is April 19, 2022 (the “Record Date”). Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. You are invited to vote on the proposals described in this Proxy Statement because you were a GAN shareholder on the Record Date. GAN is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments.
Attending the Annual Meeting
If you are a shareholder of record as of the Record Date, you have the right to vote live at the Annual Meeting. The Annual Meeting will take place virtually via the internet at www.virtualshareholdermeeting.com/GAN2022. Shareholders may vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the 16-digit control number included on your Notice or proxy card (if you received a paper delivery of proxy materials), to enter the 2022 Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are available at www.virtualshareholdermeeting.com/GAN2022. Participants will be able to log in 15 minutes prior to the start of the Annual Meeting. We encourage you to access the Annual Meeting in advance of the designated start time to ensure that you do not experience any technical difficulties.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting, so that your vote will be counted if you later decide not to attend the Annual Meeting.
Purpose
At the Annual Meeting, our shareholders will vote on the following items:
1.	The election of two nominees for Class II Director to hold office until the 2025 Annual Meeting of Shareholders;
2.	The appointment of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2022; and
3.	Other business that may properly come before the Annual Meeting.
Proxy Materials
These proxy materials were first sent or made available to shareholders on April 29, 2022, and include:
•	Notice of Annual Meeting of Shareholders
•	This Proxy Statement for the Annual Meeting
•	GAN’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”)
If you requested printed versions of these proxy materials by mail, these printed proxy materials also include the Proxy Card or voting instruction form for the Annual Meeting.
Internet Availability
GAN uses the Internet as the primary means of furnishing proxy materials to our shareholders. We are sending the Notice of Availability to our shareholders with instructions on how to access the proxy materials online or request a printed copy of the proxy materials.

Shareholders may follow the instructions in the Notice of Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our Annual Meeting and reduce GAN’s printing and mailing costs.
Quorum for the Annual Meeting
Two or more persons holding a majority of the ordinary shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy to establish a quorum for the transaction of business. On the Record Date there were 42,253,108 ordinary shares issued and outstanding. Consequently, we will need to have holders of 21,181,162 shares present in person or represented by proxy at the Annual Meeting in order to establish a quorum. Your shares will be counted for purposes of determining if there is a quorum if:
•	You are entitled to vote and you are present in person at the Annual Meeting; or
•	You have properly voted by proxy online, by phone, or by submitting a Proxy Card or voting instruction form by mail.
If a quorum is not present, we may propose to adjourn the Annual Meeting to solicit additional proxies and reconvene the Annual Meeting at a later date.
Inspector of Election
The Chief Executive Officer of GAN will act as chairman for the Annual Meeting. A representative of Broadridge will count the votes and act as the inspector of election on behalf of the chairman. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes. GAN has also engaged Broadridge Financial Solutions, Inc. as its proxy distribution agent and tabulation service provider and they will also be calculating the votes received prior to the Annual Meeting.
Proxy Solicitation Costs
GAN is paying the costs of the solicitation of proxies. We will also make solicitation materials available to banks, brokerage houses, fiduciaries and custodians holding our ordinary shares in their names but that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of ordinary shares for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, Internet or personal solicitation by our directors, executive officers and employees. No additional compensation will be paid to these individuals for these services.
Voting
Each of GAN’s ordinary shares is entitled to one vote on each matter presented at the Annual Meeting. If you hold your shares in direct registration in your name with GAN’s transfer agent, then you will be able to vote under GAN’s voting system in accordance with the description under “Voting Procedures” below.
If you hold your shares in “street name” in a brokerage account, you will likely receive instructions for voting your shares from your broker, bank, or other nominee rather than through our voting system. A number of brokers and banks participate in a program that allows shareholders to grant their proxy to vote shares online or by phone. If your shares are held in an account with a broker or bank participating in such a program, then you may vote your shares online or telephonically by following the instructions on the form received from your broker or bank.
With respect to the election of directors, shareholders may vote “FOR” all nominees, “WITHOLD” authority for all nominees or vote for all except for those individual nominees for director for which the shareholder indicates it is withholding authority. With respect to each other proposal, shareholders may vote “FOR” the proposal, “AGAINST” the proposal, or abstain from voting.
Voting Procedures
There are four ways to vote:
•
Online. You may vote by proxy by visiting www.proxyvote.com and entering the control number found in the Notice of Availability. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

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Phone. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by calling the toll-free number found on the card or form. The availability of phone voting may depend on the voting procedures of the organization that holds your shares.

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Mail. If you request printed copies of the proxy materials by mail, you will receive a Proxy Card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.

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Virtually at the Annual Meeting. If you are a shareholder of record as of the Record Date, you have the right to vote live at the Annual Meeting. The Annual Meeting will take place virtually via the internet at www.virtualshareholdermeeting.com/GAN2022. Shareholders may vote and submit questions while attending the Annual Meeting virtually via the internet. You will need the 16-digit control number included on your Notice or proxy card (if you received a paper delivery of proxy materials), to enter the 2022 Annual Meeting via the internet. Instructions on how to attend and participate virtually via the internet, including how to demonstrate proof of share ownership, are available at www.virtualshareholdermeeting.com/GAN2022. Participants will be able to log in 15 minutes prior to the start of the Annual Meeting. We encourage you to access the Annual Meeting in advance of the designated start time to ensure that you do not experience any technical difficulties. Only eligible shareholders will be admitted to the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you should contact your bank, broker or other nominee prior to the time such voting instructions are exercised.

Shareholders who submit a proxy online or by telephone need not return a Proxy Card or the form forwarded by your broker, bank, trust or other holder of record by mail.
All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.
Changing your Vote
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting, as follows:
•	Online. You may change your vote using the online voting method described above, in which case only your latest online proxy submitted prior to the Annual Meeting will be counted.
•	Phone. You may change your vote using the phone voting method described above, in which case only your latest telephone proxy submitted prior to the Annual Meeting will be counted.
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Mail. You may revoke your proxy and change your vote by signing and returning a new Proxy Card or voting instruction form dated as of a later date, in which case only your latest Proxy Card or voting instruction form received prior to the Annual Meeting will be counted.

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Virtually at the Annual Meeting. You may revoke your proxy and change your vote by attending the Annual Meeting and voting in person. However, your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you properly vote at the virtual Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting to GAN’s Corporate Secretary.

Vote Required to Approve a Proposal
Approval of Proposals No. 1 and No. 2 requires, in each case, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.
Broker Non-Votes and Abstentions
Under applicable exchange rules, a broker or other nominee that holds your shares may generally vote in their discretion on routine matters, even if you do not instruct the broker on how to vote. The following proposal is considered a routine matter:
•	Appointment of Grant Thornton LLP as GAN’s independent registered public accounting firm and statutory auditor for the fiscal year ending December 31, 2022 (Proposal No. 2).

If you hold your shares in street name and the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” The following proposal is considered non-routine matters:
•	The election of two nominees for Class II Director to hold office until the 2025 Annual Meeting of Shareholders (Proposal No. 1).
You must instruct your bank, broker or nominee on how to vote your shares for Proposal No. 1 in order for your vote to count for that proposal.
Shares that constitute broker non-votes will be counted as present for purposes of establishing a quorum, but will not be counted as having voting power to vote on the proposal in question. Abstentions will be included in the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a “WITHOLD” vote for the directors in Proposal 1 and a vote “AGAINST” Proposal 2.
Uninstructed Shares
If you are a record holder and submit a valid proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Availability, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Confidentiality of Votes
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within GAN or to third parties, except as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote. Occasionally, shareholders include additional comments on their Proxy Card or with their voting instruction, which are then forwarded to our management.
Tabulation and Reporting of Voting Results
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election, on behalf of the chairman, after the taking of the vote at the Annual Meeting. GAN will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
Director Nominations and Shareholder Proposals GAN Limited’s 2023 Annual Meeting
Requirements for Shareholder Nominations to be Brought Before an Annual Meeting.
Our bye-laws provide that for shareholder nominations or other proposals to the Board of Directors to be considered at an annual meeting, the shareholder must have given timely advance notice of the proposal or nomination in writing to our Corporate Secretary. To be timely for the 2023 Annual Meeting of Shareholders, a shareholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 13, 2023 and March 15, 2023. A shareholder’s notice to the Corporate Secretary must set forth, as to each matter the shareholder proposes to bring before an annual meeting, the information required by our bye-laws.
Requirements for Shareholder Proposals to be Considered for Inclusion in our Proxy Materials.
Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us not later than December 30, 2022, in order to be considered for inclusion in our proxy materials for the 2023 Annual Meeting of Shareholders.
To comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2023.

CORPORATE GOVERNANCE
Role of the Board of Directors
Our business is managed under the direction of our Board of Directors. Our Board of Directors provides oversight, strategic direction, and counsel to our management. In addition, our Board of Directors elects our officers, delegates responsibilities for the conduct of our operations to those officers, and evaluates their performance.
Our Board of Directors held 32 meetings during 2021. Each of our directors serving in 2021 attended at least 75% of the total number of meetings of the Board of Directors and applicable committees that each director was eligible to attend.
Board Leadership Structure
Seamus McGill currently serves as the Chairman of the Board of Directors. Our Board of Directors also includes members of our executive management—Dermot S. Smurfit, our Chief Executive Officer and Karen Flores, our Chief Financial Officer. Our Board of Directors has determined that this leadership structure is appropriate and effective for GAN at this time. This structure separates the oversight role of the Board of Directors from the execution responsibility of our management. Mr. McGill has operational experience in the industry, which fosters effective and open communication with management, and produces a greater degree of transparency between management and our directors.
Director Independence
Four of the six members of our current Board of Directors are independent directors and only those individuals may serve on the committees of our Board of Directors. Our Chief Executive Officer and Chief Financial Officer do not serve on any committee. Our Board of Directors holds regular executive sessions outside the presence of the Chief Executive Officer and other management, which our Board of Directors believes promotes appropriate independent leadership.
Our Board of Directors annually determines the independence of our directors in accordance with the independence requirements under The Nasdaq Stock Market LLC (“Nasdaq”) and the SEC rules which require at least a majority of the directors to be independent. As a result of this review, our Board of Directors has determined that Seamus McGill, Michael Smurfit Jr., David Goldberg and Susan Bracey each qualifies as an independent director in accordance with the Nasdaq and the SEC rules.
Committees of the Board of Directors
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The committees are comprised entirely of independent directors. Each committee operates under a written charter adopted by the Board of Directors which is available at www.gan.com under Investors—Corporate Governance—Corporate Governance Information.
The composition of the committees during 2021 is as set forth below:
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Seamus McGill		Chair	X
Michael Smurfit Jr.	X	X	Chair
David Goldberg	Chair	X	X
Susan Bracey	X
Audit Committee
The Audit Committee’s responsibilities include, among other things:
•	overseeing our accounting and financial reporting processes and the audits of our financial statements;
•	overseeing, along with management, the reliability and integrity of our accounting policies and financial reporting and disclosure practices;

•	serving as an independent and objective party to monitor our financial reporting processes and internal controls systems;
•
retaining our independent registered public accounting firm, reviewing and evaluating their independence, qualifications and performance, approving the terms of the annual engagement letter and approving all audit and non-audit services to be performed by our independent registered public accounting firm; and

•	providing independent, direct, and open communications among our independent registered public accounting firm, financial and senior management and the full Board of Directors.
The Board of Directors has determined that Mr. Goldberg and Ms. Bracey each qualifies as an “audit committee financial expert” as defined under the applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of Audit Committee members under the Exchange Act. Additionally, the Board has determined that each of Mr. Smurfit, Mr. Goldberg and Ms. Bracey is “independent” under Nasdaq guidance and SEC rules. The Audit Committee held 4 meetings in 2021.
Compensation Committee
The Compensation Committee’s responsibilities include, among other things:
•	reviewing and determining the base salary and bonus compensation of executive officers and certain other senior management, which may be in the form of cash or equity incentive awards;
•	reviewing and administering our equity incentive plans, including any amendments thereto;
•	reviewing and recommending amounts and types of compensation for our directors;
•	overseeing our compensation philosophy and strategy; and
•	monitoring compliance with rules and regulations relating to compensation arrangements for our directors and executive officers.
To qualify as independent to serve on the Company’s Compensation Committee, the listing standards of Nasdaq require a director not to accept any consulting, advisory, or other compensatory fee from the Company, other than for service on the Board, and that the Board consider whether a director is affiliated with the Company and, if so, whether such affiliation would impair the director’s judgment as a member of the Company’s compensation committee. The Board has concluded that the composition of the compensation committee meets the requirements for independence under the rules and regulations of Nasdaq and the SEC. The Compensation Committee held 7 meetings in 2021.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•	developing and recommending the criteria to be used in screening and evaluating potential candidates or nominees for election or appointment as director;
•	establishing and overseeing a policy for considering shareholder nominees for directors, and developing the procedures that must be followed by shareholders in submitting recommendations;
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monitoring and reviewing any issues regarding the independence of directors or involving potential conflicts of interest and evaluating any change of status or circumstances with respect to a director;

•	evaluating all nominees for election of directors;
•	developing and recommending to the Board of Directors, as necessary, corporate governance policies to be adopted and maintained;
•	identifying committee member qualifications and recommending appropriate committee member appointments to the Board of Directors; and
•	establishing and reviewing annually with the Board of Directors the procedures for shareholders to send communications to the Board of Directors.
The Board has concluded that the composition of the nominating and corporate governance committee meets the requirements for independence under the rules and regulations of Nasdaq. The Nominating and Corporate Governance Committee met 1 time in 2021.

Board Role in Risk Oversight
Our Board of Directors performs an oversight role in managing GAN’s risk. In reviewing our strategy, business plans, budgets and major transactions, the Board of Directors considers, among other factors, the risks GAN faces, and the extent to which those risks can be appropriately managed. While our Board of Directors oversees risk management strategy, our management is responsible for implementing and supervising day to day risk management processes. Our senior management regularly reports to the Board of Directors on areas of material risk, including operational, financial, legal and strategic risks, which enables the Board of Directors to understand management’s views and strategies regarding risk identification, risk management and risk mitigation.
In addition to the oversight role assumed by the full Board of Directors, various committees of the Board of Directors also have responsibility for risk management. The Audit Committee reports to the full Board of Directors on risks that the Audit Committee believes to be material. In addition, the Compensation Committee oversees the risks associated with our compensation policies and practices to ensure that the compensation programs and incentives do not encourage short-term risk taking at the expense of long-term results or create risks that may have a material adverse effect on GAN.
Business Conduct Policy
We have adopted a written Business Conduct Policy that is applicable to our directors, officers and employees and is designed to deter wrongdoing and to promote:
•	honest and ethical conduct;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;
•	compliance with applicable laws, rules and regulations, including insider trading compliance; and
•	accountability for adherence to the policy and prompt internal reporting of violations of the policy, including illegal or unethical behavior regarding accounting or auditing practices.
A copy of our Business Conduct Policy is available on our corporate website at www.investors.gan.com, under Investors—Corporate Governance—Corporate Governance Information. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing the Business Conduct Policy and making any appropriate updates or amendments. We intend to disclose any changes in this policy or waivers from this policy that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information to our website or by filing a Current Report on Form 8-K with the SEC, in each case if such disclosure is required by SEC or Nasdaq rules.
Review and Approval of Related Party Transactions
As a matter of policy, the Board of Directors reviews and determines whether or not to approve any transaction between GAN and its directors, director nominees, executive officers and greater than 5% beneficial owners and each of their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single year and the related party has or will have a direct or indirect interest in the transaction.
Our compensation arrangements with our Named Executive Officers and our directors are described in this Proxy Statement under “DIRECTORS—Director Compensation” and “EXECUTIVE OFFICERS—Summary Compensation Table”. Other than those compensation arrangements since January 1, 2020, we have not been a party to any transaction (a) in which any of our executive officers, directors or holders of 5% or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest, and (b) where the amount involved exceeded $120,000 in value, except as follows:
•
On March 5, 2020, GAN Limited secured a loan from Dermot S. Smurfit, our Chief Executive Officer, and his father Dermot F. Smurfit to secure the cash consideration for the share exchange contemplated by the May 2020 scheme of arrangement with GAN plc. The loan was unsecured and bore interest at 15% per annum subject to a minimum interest fee of £300,000 (approximately $384,000). GAN Limited never drew down on the loan but paid the minimum interest fee in full promptly following the reorganization from existing cash resources of GAN plc (£30,000 (approximately $37,000) of which was paid to Mr. Dermot S. Smurfit).

Board Attendance at Annual Meetings of Shareholders
We, as a matter of policy, encourage our directors to attend meetings of shareholders, but we do not require attendance. Each of Ms. Flores, Mr. Smurfit and Mr. McGill attended last year’s annual meeting.
Policies on Hedging and Pledging
We have an insider trading policy that prohibits short sales and transactions in publicly traded options and derivatives by our directors, executive officers, and employees. The policy prohibits other forms of hedging GAN securities or pledging GAN securities by our directors, executive officers, and certain key employees without the prior approval of the Chief Legal Officer.
Communication with our Board of Directors
Shareholders may communicate with our Board of Directors through the Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618. The envelope containing such communication should contain a clear notation that the letter is “Shareholder-Board Communication” or “Shareholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a shareholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

DIRECTORS
Current Directors
The names of our current directors, their ages as of April 19, 2022, and other information about them are set forth below.
Name of Director Nominee	Age	Position	Our Director Since
Dermot S. Smurfit	47	Chief Executive Officer and Director	2003
Karen Flores	47	Chief Financial Officer and Director	2020
Seamus McGill	70	Chairman of the Board of Directors	2014
Michael Smurfit Jr.	57	Non-Executive Director	2003
David Goldberg	54	Non-Executive Director	2018
Susan Bracey	58	Non-Executive Director	2021
The following biographies describe the skills, qualities, attributes, and experience of our directors. These factors led the Nominating and Corporate Governance Committee and the Board of Directors to determine that it is appropriate to nominate the current nominees—David Goldberg and Karen Flores—for election to the Board of Directors.
Dermot S. Smurfit joined GAN as a Director in 2003 and became our Chief Executive Officer in 2010. He previously worked in the European Investment Banking team of SoundView Technology Group. He has operational and management experience in online gaming through his experience with GAN, together with M&A, strategic advisory and private equity financing experience in the gaming technology industry. Mr. Smurfit is a qualified (non-practicing) U.K. lawyer specialized in corporate finance. His education encompasses an LLB in Law from Exeter University, the Legal Practice Course from the College of Law (U.K.) and the Investment & Corporate Finance advisory qualification from the U.K.’s Financial Conduct Authority. Mr. Smurfit was selected to serve on our Board of Directors due to his tenure with GAN and his industry experience.
Karen Flores joined GAN as Chief Financial Officer in January 2020 and has over 15 years’ experience in senior financial management roles. Immediately prior to joining GAN, Ms. Flores served as Vice President, Corporate Finance and Analysis of Alorica, Inc. from June 2017 to January 2020. From March 2016 to May 2017, she served as Senior Director of Financial Planning and Analysis for the Walt Disney Company, following Disney’s acquisition of Maker Studios Inc., where she had served as its Senior Vice President, Finance from September 2011 to March 2016. Additional senior financial roles include positions with MySpace Music and Napster. Ms. Flores began her career as a financial analyst with Microsoft. She holds a Bachelor of Science, Finance, from San Jose State University. Ms. Flores was selected to serve on our Board of Directors due to her industry experience and experience in senior financial management roles.
Seamus McGill has 25 years’ experience in the gaming and technology industries and most recently was President of JOINGO, a mobile software company in San Jose, California from December 2013 to October 2015. Prior to JOINGO, Mr. McGill spent five years at Aristocrat Technologies Limited as Chief Operating Officer and helped deliver 20% year-on-year growth in the Americas for the second largest manufacturer of slot machines and gaming solutions in the world. Prior to Aristocrat, Mr. McGill was President of Cyberview Technology, Inc. and orchestrated its sale to International Game Technology plc. Mr. McGill held senior positions at WMS Gaming Inc. and oversaw the global growth of that company. He started his career in gaming with Mikohn Gaming Corporation. Mr. McGill was selected to serve on our Board of Directors due to his gaming industry experience and his tenure with GAN.
Michael Smurfit Jr. is Chief Executive Officer of SF Investments, a privately-held company that manages world-wide investments on behalf of the Smurfit family. Mr. Smurfit Jr. is a director of a number of companies, including Inflection Biosciences, UCD Graduate School of Business and K Club Ltd. since 2015. He previously held senior positions within the Jefferson Smurfit Group both in Europe and the United States. He graduated from UCD Michael Smurfit Graduate Business School with an MBA. Mr. Smurfit Jr. was selected to serve on our Board of Directors due to his financial industry experience and his tenure with GAN.
David Goldberg is an experienced public company and startup CEO, board member and advisor with extensive experience in gaming, entertainment, and sports. Since March 2017 he has served as a senior adviser to TPG Capital, one of the world’s largest private equity firms. From April 2014 to April 2018, he was a board and audit committee member at Trans World (OTCQB: TWOC), which operates casinos in the Czech Republic and was sold in mid-2018, and previously served as the CEO of Youbet.com (Nasdaq: UBET) which was, at that time, the United States’ largest online wagering company. In 2012, Federated Sports and Gaming, Inc. a company for which Mr. Goldberg was the co-Chief Executive Officer, filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. Mr. Goldberg was Chief Executive Officer of ScoreBig, Inc., the owner and operator of ScoreBig.com, which made a general assignment for the benefit of creditors under California law in October 2016. Mr. Goldberg holds a Bachelor of Art in Economics from Northwestern University and an MBA from the University of Chicago Booth School of Business. Mr. Goldberg was selected to serve on our Board of Directors due to his gaming and financial industry experience, and his public company experience as both director and Chief Executive Officer.
Susan Bracey is an experienced financial executive, having most recently served from 2010 to 2020 as EVP and Chief Financial Officer of Village Roadshow Entertainment Group, a leading co-producer and co-financier of studio-released motion pictures. Prior to that, she served as Chief Financial Officer of Youbet.com (Nasdaq: UBET), an online wagering company, from 2009 until its sale to Churchill Downs in 2010, and from 2000 to 2008 Ms. Bracey was an executive at Ticketmaster Entertainment where she served as EVP and Chief Financial Officer. Ms. Bracey began her career as a certified public accountant with Ernst & Young. She currently serves on the Board of Directors of Diver.Sea.Fy, a non-profit organization that raises money to support underrepresented youth of color in obtaining scuba certifications. Ms. Bracey earned a B.S. in Business Administration with a major in Accounting from Chicago State University. Ms. Bracey brings extensive finance experience in the technology, media and entertainment industries to our Board of Directors, having held C-suite level and executive positions in both public and privately held companies.
Dermot S. Smurfit and Michael Smurfit Jr. are related as first cousins.
Director Compensation in 2021
Our non-executive directors serve pursuant to the terms of a standard letter of appointment, which acts as a service contract. The letter of appointment contemplates that the non-employee director will serve a three-year term, subject to re-election by GAN’s shareholders at the annual general meeting, and regulatory compliance. The letter of appointment also allows for termination by GAN or the director, at the discretion of either, upon three months’ written notice; however, the Board of Directors can require a director to resign immediately if it determines that a director’s position becomes untenable due to a conflict of interest. Non-executive directors are required to devote sufficient time necessary to fulfill their duties.
The letter of appointment provides for payment of an annual cash fee, which is paid monthly in arrears. Non-executive directors are eligible for discretionary cash or share-based payment awards. We do not maintain any plans or contracts with our directors that provide monetary benefits, such as cash termination payments, upon our directors’ termination of service with us. Directors are reimbursed for expenses reasonably incurred in the performance of their duties. In addition, our memorandum of association and bye-laws include indemnification provisions for our directors and executive officers and we maintain liability insurance for our directors and executive officers. Employee directors do not receive any compensation for their service as a director.
The following table sets forth, in thousands, information concerning the compensation earned during the year ended December 31, 2021 by each of our non-employee directors:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Seamus McGill	262.2	279.9	—	542.1
Michael Smurfit Jr.	223.5	—	—	223.5
David Goldberg	108.5	230.0	—	338.5
Susan Bracey	66.8	100.0	—	166.8
(1)
The value for the stock awards is based on the number of shares granted multiplied by $25.10 and $14.28, the closing price of our ordinary shares immediately prior to the date of the grants, March 9, 2021 and October 31, 2021, respectively.

(2)	Comprised of discretionary non-plan bonus compensation paid for services as director during the year ended December 31, 2021, based on the successful achievement of operating and strategic goals.

Beginning in 2021, with the guidance of Gallagher as a compensation consultant, the Compensation Committee recommended, and the Board of Directors approved, compensation for non-employee directors, in thousands, as follows:
Service	Fee ($)
Annual Cash Compensation	60.0
Annual Equity Compensation	100.0
Chairman of the Board	50.0
Audit Committee Chair	25.0
Audit Committee Participation (non-Chair)	10.0
Compensation Committee Chair	15.0
Compensation Committee Participation (non-Chair)	7.5
Nominating and Governance Committee Chair	10.0
Nominating and Governance Committee Participation (non-Chair)	5.0
Per Meeting Fee	1.5
Directors are given the option of receiving their annual cash compensation in the form of restricted stock awards, with one year vesting, 25% vesting per quarter and a mandatory “withhold to cover” the taxes payable with respect to the compensation.

EXECUTIVE OFFICERS
Current Executive Officers
The names of our current executive officers, their ages as of April 19, 2022, and their positions are shown below.
Name of Executive Officer	Age	Position	Executive Officer Since
Dermot S. Smurfit	47	Chief Executive Officer	2010
Karen Flores	47	Chief Financial Officer	2020
Jan Roos	41	Chief Technology Officer	2022
Donald Ryan	53	President, Enterprise Solutions	2020
Sylvia Tiscareño	45	Chief Legal Officer	2021
Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.
Jan Roos is our Chief Technology Officer, serving in that role since January 2022. Mr. Roos has extensive experience in information technology engineering and software development, with a particular focus on gaming and gambling technologies and systems. Since February 2015, Mr. Roos has served as the Chief Technology Officer of Vincent Group p.l.c., a Malta limited company and wholly owned subsidiary of GAN that does business as “Coolbelt.” From 2009 to 2015, Mr. Roos held positions with Betsson Group including Head of Software Development and Development Centre Manager. Mr. Roos holds a Bachelor’s Degree in network Software Systems from the Tallinn Technical University.
Donald Ryan is our President, Enterprise Solutions, serving in that role since December 2021. Mr. Ryan previously served as our Chief Operating Officer since April 2020. Prior to joining the Company, Mr. Ryan served as the Chief Executive Officer for Sports Information Group LLC from April 2018 to December 2019, the Senior Vice President of Gaming Development for Greenwood Gaming & Entertainment Inc. from April 2015 to April 2018, and the Senior Vice President of Gaming for Betfair Interactive US LLC from March 2014 to April 2015. Mr. Ryan has extensive experience in online and mobile consumer products and services (with a particular focus on gaming and gambling), leveraging a range of business models including regulated transactions, affiliate partnerships, online subscriptions, e-commerce, white-label distribution, online advertising, virtual currencies and micro-transactions. Mr. Ryan holds a Bachelor of Science, Electrical Engineering from University of Alaska Fairbanks and an MBA from Northwestern University—Kellogg School of Management.
Sylvia Tiscareño is our Chief Legal Officer, serving in that role since December 2021. Prior to joining the Company, Ms. Tiscareño served as General Counsel at William Hill US from 2015 to 2021. Prior to that, she was Assistant General Counsel at Aristocrat Technologies, Inc. Her professional experience includes serving as in-house counsel in the commercial real estate development sector, as well as being a litigation attorney for the regional office of an insurance defense law firm. Ms. Tiscareño holds a Bachelor of Arts, Sociology from the University of Nevada-Las Vegas and a Juris Doctorate from Capital University Law School. She brings substantial experience as general counsel and business advisor in the technology, sports, gaming manufacturing and online gaming industries.

Summary Compensation Table for Fiscal Years 2021 and 2020
The following table sets forth, in thousands, information regarding compensation earned by or awarded to our Named Executive Officers for services rendered to us in all capacities during the years ended December 31, 2021 and 2020:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Dermot S. Smurfit Chief Executive Officer	2021	609.1	547.8	599.9	2,112.0	—	—	3,920.1
	2020	593.1	1,142.8	874.4	2,339.7	315.3	79.9	5,345.2
Karen Flores Chief Financial Officer	2021	370.2	308.0	410.0	1,760.0	—	—	2,848.2
	2020	301.0	458.0	—	1,706.5	—	—	2,465.5
Don Ryan President, Enterprise Solutions	2021	346.9	124.0	400.0	1,642.7	—	—	2,513.6
	2020	192.9	124.0	—	1,484.0	—	—	1,800.9
(1)
Reflects the aggregate grant date fair value of restricted stock awards granted to the Named Executive Officers in each fiscal year, computed in accordance with ASC 718 – Compensation—Stock Compensation.

(2)
Reflects the aggregate grant date fair value of stock option awards granted to the Named Executive Officers in each fiscal year, computed in each case in accordance with ASC 718 – Compensation—Stock Compensation. Refer to the Outstanding Equity Awards at Fiscal Year End table below for details of these grants. Assumptions used to calculate these amounts are described in Note 8 – Share-based Compensation to our annual financial statements for the year ended December 31, 2021, which is contained in the 2021 Annual Report.

(3)
Reflects amounts paid under a bonus program adopted by our Board of Directors on December 30, 2020 providing for a cash bonus to each member of the Board of Directors, contingent upon the successful completion of the share exchange and reorganization, which occurred in May 2020.

(4)	Reflects amounts paid with respect to global health insurance and housing allowances. Housing allowances ended in August 2020 per the terms of Mr. Smurfit’s previous employment agreement with GAN.
Narrative Disclosure to Summary Compensation Table
Each of our executive officers is employed pursuant to the terms of a written employment agreement, as follows:
Dermot S. Smurfit. Mr. Smurfit’s employment agreement, dated March 26, 2019, which was supplemented by an offer letter, which provided that he was employed as GAN’s Chief Executive Officer at an annual base salary of $424,320, and is eligible for additional bonus and incentive compensation as approved by GAN’s Board of Directors. See discussion of his revised employment agreement below.
Karen Flores. Ms. Flores’ employment agreement, dated January 13, 2020, which was supplemented by an offer letter and a Variation to Employment Agreement, provides that she is employed as GAN’s Chief Financial Officer at an annual base salary of $350,000. Ms. Flores is also eligible for an annual bonus equal to 50% of her then current annual base salary and was issued 150,000 stock options on the commencement of her employment. See discussion of her revised employment agreement below.
During the year ended December 31, 2021, our Board of Directors, upon the recommendation of the Compensation Committee, awarded additional bonus compensation to our executive officers.
Effective March 1, 2021, GAN entered into new employment agreements with each of Dermot S. Smurfit, Karen Flores and Don Ryan (the “New Employment Agreements”). The New Employment Agreements provide for annual base salaries (the “Base Salary”) for Dermot S. Smurfit, Karen Flores and Don Ryan in the initial amounts of $620,000, $375,000 and $350,000, respectively. Each New Employment Agreement provides that each executive officer shall have an annual target cash bonus opportunity equal to 100% of the executive officer’s base salary (the “Target Bonus”), based 50% upon GAN’s performance, with such performance goals to be set annually by the Compensation Committee, and 50% upon the executive officer meeting certain performance objectives to be defined by the Chief Executive Officer in consultation with the Compensation Committee, which shall relate to the Board of Directors’ adoption of the operating budget for each fiscal year during the term of executive officer’s employment. Additionally, each executive officer shall be eligible to receive an annual equity award (the “Equity Award”), in an amount and on the terms and conditions established by the Compensation Committee.
The New Employment Agreements include standard benefits, as well as customary non-solicitation, intellectual property and invention assignment and confidentiality provisions. The New Employment Agreements include non-compete restrictions lasting one year following termination of employment, subject to applicable restrictions under state law. In exchange for the executive officer’s non-compete covenant, GAN shall continue to pay the executive officer’s Base Salary during the non-compete period, until the executive officer begins employment with another company.
In the event that of a change-in-control, as defined in the New Employment Agreements, each executive officer will be entitled to additional payments. If a change-in-control occurs, GAN will pay an executive officer a transaction bonus in an amount equal to 100% of the officer’s base salary. The bonus will be paid in a lump sum within ten (10) calendar days of the change-in-control. Additionally, if the executive officer’s employment is terminated by GAN without cause or by the executive officer for good reason within three (3) months before or two (2) years after a change-in-control occurs, all of the executive officer’s equity awards accelerate and become fully vested.
In the event GAN terminates an executive officer without Cause or an executive officer terminates his or her employment with Good Reason, the executive officer shall be entitled to receive (a) the Accrued Payments, (b) cash severance in an amount equal to one times the sum of the executive officer’s then-current Base Salary and Target Bonus (one and one-half times, in the case of Mr. Smurfit), (c) a pro rata portion of the Target Bonus for the year in which the termination occurs, (d) pro-rated acceleration of vesting on Equity Awards, and (e) an amount equal to COBRA premiums for a period of 12 months (18 months in the case of Mr. Smurfit).
Under the terms of the New Employment Agreements, in the event of a Change in Control (as defined in the New Employment Agreement), GAN will pay to the executive officer a cash transaction bonus in an amount equal to one times the executive officer’s then current Base Salary. Additionally, if the executive officer’s employment is terminated by GAN without Cause or by the executive officer for Good Reason during the period three months before or two years after a Change in Control, then the executive officer shall be entitled to receive (a) cash severance in an amount equal to one and one-half times the sum of the executive officer’s then current Base Salary and Target Bonus (two and one-half times, in the case of Mr. Smurfit), provided that any transaction bonus previously paid will be credited against the severance payment, (b) a pro-rata portion of the Target Bonus for the year in which the termination occurs, (c) acceleration of vesting on all of the executive officer’s outstanding Equity Awards, and (d) an amount equal to COBRA premiums for a period of 18 months (30 months in the case of Mr. Smurfit).

Outstanding Equity Awards at Fiscal Year End 2021
The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2021.
	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Dermot S. Smurfit	404,811	—	1.31	7/17/2027	62,950	578.5
	50,000	—	2.18	12/11/2028	—	—
	225,000	—	3.62	10/1/2029	—	—
	93,750	156,250	18.19	6/15/2030	—	—
	—	162,000	25.33	2/26/2031	—	—
Karen Flores	100,000	—	3.32	3/17/2030	43,020	395.4
	56,250	93,750	18.19	6/15/2030	—	—
	—	135,000	25.33	2/26/2031	—	—
Don Ryan	50,000	—	8.35	4/29/2029	41,970	385.7
	18,750	31,250	18.19	6/15/2030
	—	126,000	25.33	2/26/2031
(1)	Options granted under the 2020 Plan (as defined below) with a term of ten years, which vest 25% after one year and then monthly over the next 36 months thereafter, subject to continuing service.
(2)	Each restricted stock unit awarded in 2021 will vest in full on August 31, 2022.
(3)	The aggregate market value is determined by multiplying the number of shares that have not vested by $9.19 per share, the closing price of our ordinary shares on December 31, 2021.

PROPOSALS
Proposal No. 1 – Election of Directors
Classified Board
Our bye-laws provide that the directors of the Company are divided into three classes, as nearly equal in number as reasonably possible. The Board of Directors is currently allocated into the following rotation dates: 2022 David Goldberg and Karen Flores; 2023 Seamus McGill and Dermot S. Smurfit; 2024 Michael Smurfit Jr. and Susan Bracey. Accordingly at the annual meeting, two director positions will be subject to re-election—the positions held by David Goldberg and Karen Flores.
Nomination Process
Our Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election or appointment after carefully considering all candidates, taking into account the qualifications set forth in the Nominating and Corporate Governance Committee Charter and all factors the Committee considers appropriate.
As part of its evaluation of Board composition, the Nominating and Corporate Governance Committee considers the diversity of candidates to ensure that our Board of Directors is comprised of individuals with a broad range of experiences and backgrounds (including, among other things, career specialization, relevant technical skills or financial acumen, characteristics relevant to gender and diversity requirements, diversity of viewpoint and industry knowledge) who can contribute to the Board’s overall effectiveness in carrying out its responsibilities and can represent diverse viewpoints on our Board of Directors. The Nominating and Corporate Governance Committee assesses the effectiveness of these efforts when evaluating the composition of the Board of Directors as part of the annual nomination process.
The Nominating and Corporate Governance Committee considers shareholder nominees submitted in accordance with our bye-laws, and evaluates candidates recommended by shareholders in the same manner as all other candidates brought to the attention of the Nominating and Corporate Governance Committee. Shareholder recommendations may be submitted to the Nominating and Corporate Governance Committee in care of the Corporate Secretary at the address set forth above under “CORPORATE GOVERNANCE—Communication with Our Board of Directors.”
Nominees for Election
Based on the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated David Goldberg and Karen Flores to be elected to serve on our Board of Directors until they are next up for election at the 2025 Annual Meeting of Shareholders, subject to their prior death, resignation, retirement, disqualification or removal in accordance with our bye-laws.
David Goldberg and Karen Flores are each current directors and have consented to being named in this Proxy Statement and serving on the Board if elected. Biographical information about each of the nominees is included above under “DIRECTORS”.
If any nominee becomes unavailable or unable to serve before the Annual Meeting, the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If a substitute nominee is named, then the persons named as proxies for the Annual Meeting will have full discretion and authority to vote or refrain from voting for such substitute nominee in their discretion.
There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.
Voting on the election of directors is considered a non-routine matter, and the persons named in the accompanying proxy will not have the authority to vote on this proposal unless instructed to do so by the beneficial owner or their duly instructed bank, broker or nominee.
Vote Required
Our bye-laws provide that election of a director in an uncontested election of directors requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

Board of Director Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ABOVE.
Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has selected Grant Thornton LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Grant Thornton LLP has served as the independent auditor for Vincent Group plc, doing business as Coolbet, which we acquired effective January 1, 2021. Representatives of Grant Thornton LLP are expected to be at the Annual Meeting, to be available to answer appropriate questions and make a statement should they choose to do so.
Grant Thornton LLP served as our independent auditor for the year ended December 31, 2021. BDO, LLP served as our independent auditor for the year ended December 31, 2020.
Under the terms of our bye-laws, the independent auditor is appointed by the vote of the shareholders. Our Board of Directors has the authority under our bye-laws, which it has delegated to the Audit Committee, to appoint an independent auditor to fill a vacancy should our independent auditor resign.
Changes in GAN’s Certifying Accountant
On June 2, 2021, GAN received notice from BDO, LLP (“BDO USA”) that it had ceased providing services as the GAN’s independent registered public accounting firm effective May 27, 2021, as a result of the audit committee’s notification to BDO USA of its dismissal. GAN subsequently advised BDO USA that the audit committee had not taken formal action to dismiss BDO USA, and did not have statutory authority under Bermuda Law to remove an independent auditor. On June 4, 2021 BDO USA notified GAN that it maintains that it was dismissed effective May 27, 2021. On June 8, 2021 GAN’s audit committee determined to treat BDO USA’s June 2, 2021 notice as the termination of its position as the Company’s independent registered public accounting firm.
BDO USA was engaged as GAN’s independent registered public accounting firm on April 16, 2021, succeeding BDO, LLP who had served as GAN’s independent registered public accounting firm since 2012. BDO USA conducted a review of GAN’s financial results for the quarterly period ended March 31, 2021. BDO USA has never issued a report on GAN’s consolidated financial statements.
Since its engagement on April 16, 2021 through June 2, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO USA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO USA, would have caused BDO USA to make reference thereto in its reports on the Company’s consolidated financial statements for 2021. Since BDO USA’s engagement on April 16, 2021 and through June 2, 2021, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided BDO USA with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO USA furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BDO USA agrees with the statements set forth above. A copy of BDO’s letter, dated June 11, 2021 is filed as Exhibit 16.1 to the Company’s Form 8-K filed on June 15, 2021.
On July 7, 2021, the Audit Committee and the Board of Directors of GAN Limited (the “Company”) approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective immediately.
During the fiscal years ended December 31, 2020 and 2019, and during the subsequent interim period through July 7, 2021, neither the Company, nor anyone on its behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Grant Thornton that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to Auditors
The following table presents fees billed, in thousands, for professional audit services rendered by Grant Thornton LLP and BDO, LLP in connection with its audits of GAN’s annual financial statements for the fiscal years ended December 31, 2021 and 2020 respectively.
	2021	2020
Audit Fees(1)	$1,364	$1,824
Audit-Related Fees	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,364	$1,824
(1)
Audit Fees consist of fees for professional services rendered in connection with the audit of GAN’s annual financial statements, for the review of the financial statements included in GAN’s interim reports and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Audit fees for the year ended December 31, 2021 included $156 billed in connection with services rendered by the Company’s prior year auditor, BDO, LLP and $100 incurred for services provided by GT, LLP related to service organization controls (SOC) reports.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Grant Thornton LLP and BDO, LLP during the fiscal years ended December 31, 2021, and 2020, respectively, were pre-approved by the Audit Committee.
Vote Required
Approval of Grant Thornton LLP as our independent registered public accounting firm and statutory auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.
Board of Director Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.
Other Matters
We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies for the Annual Meeting to exercise their discretionary authority to vote the shares that they represent in accordance with their judgment.

OTHER INFORMATION
Report of the Audit Committee of the Board Of Directors*
As of April 29, 2022, the date of this report, the Audit Committee of the Board of Directors was comprised of David Goldberg, who serves as Chair, Seamus McGill and Michael Smurfit Jr. Each member is an independent director under Nasdaq and the SEC rules. The Audit Committee operates pursuant to a charter that is available on our website at www.gan.com under Investors—Corporate Governance—Corporate Governance Information.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of GAN’s financial statements. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting.
The Audit Committee is responsible for the selection and oversight of the work performed by GAN’s independent registered public accounting firm. In fulfilling its oversight responsibility the Audit Committee reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence, performance of the independent auditors and the extent to which the independent auditors may be retained to perform non-audit services.
For the year ended December 31, 2021, GAN’s independent audit firm was Grant Thornton LLP. The Audit Committee has reviewed and discussed with management and Grant Thornton LLP the audited consolidated financial statements in GAN’s annual report on Form 10-K for the year ended December 31, 2021. The Audit Committee has also discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements discussed above be included in GAN’s annual report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
Submitted by the Audit Committee:
David Goldberg, Chair
Susan Bracey
Michael Smurfit Jr.
*
The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

Security Ownership Of Certain Beneficial Owners And Management
The following table sets forth certain information known to us regarding beneficial ownership of our ordinary shares outstanding as of April 19, 2022 for:
•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of 5% or more of our outstanding ordinary shares;
•	each of our directors;
•	each of our Named Executive Officers; and
•	all of our current directors and executive officers as a group.
Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of ordinary stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 42,253,108 ordinary shares deemed to be outstanding as of April 19, 2022. In accordance with the SEC rules, when computing the number of shares of ordinary stock beneficially owned and the percentage ownership of a person, we include the ordinary shares subject to options held by that person that are exercisable or will become exercisable within 60 days of April 19, 2022, but we do not include those ordinary shares underlying options when computing the percentage ownership of any other person.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% or Greater Shareholders
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,807,568(1)	6.6%

Directors, Nominees and Named Executive Officers
Dermot S. Smurfit	2,554,968(2)	5.9%
Seamus McGill	245,778	*
Michael Smurfit Jr.	459,905	1.1
David Goldberg	175,763	*
Karen Flores	217,187(3)	*
Susan Bracey	4,159	*
Don Ryan	114,375(4)	*
All directors and executive officers as a group (9 persons)	3,833,418(5)	8.7%
*	Represents less than 1%
(1)
Based on Schedule 13G filed with the SEC on February 4, 2022. This report includes holdings of various subsidiaries of the holding company. BlackRock, Inc. has sole power to vote 2,747,228 shares and sole power to dispose 2,807,568 shares.

(2)	Includes 81,875 shares of common shares issuable upon the exercise of options exercisable and vesting of restricted stock units within 60 days of April 19, 2022.
(3)	Includes 60,937 shares of common shares issuable upon the exercise of options exercisable and vesting of restricted stock units within 60 days of April 19, 2022.
(4)	Includes 45,625 shares of common shares issuable upon the exercise of options exercisable within and vesting of restricted stock units 60 days of April 19, 2022.
(5)	Includes 197,625 shares of common shares issuable upon the exercise of options exercisable within 60 days of April 19, 2022.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of GAN’s securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely upon a review of the insiders’ forms filed with the SEC during 2021 and representations made by the directors and executive officers, all of our officers, directors and holders of more than 10% of the outstanding securities of GAN complied with the filing requirements pursuant to Section 16(a) of the Exchange Act, with the exception of the following: (i) two late Form 4s were filed by each of Ms. Flores, Messrs. Smurfit, Ryan, Goldberg, McGill, and Ms. Tiscareño to report the grant of restricted stock units; (ii) one late Form 4 was filed by Ms. Bracey to report a grant of restricted stock units; (iii) two late Form 4s were filed by each of Messrs. Goldberg and McGill, each to report the vesting of restricted stock units; (iv) two late Form 4s were filed by Mr. Roos, each to report a stock option grant; (v) three late Form 4s were filed by Mr. Karlsen, one to report a grant of one stock option, another to report the grant of two stock options, and the third to report a purchase of shares; (vi) one late Form 4 was filed by Mr. Arouh to report two grants of restricted stock units; and (vii) a late Form 3 was filed by each of Ms. Tiscareño and Messrs. Karlsen and Roos.

Equity Compensation Plan Information
Securities authorized for issuance under equity compensation plans
The following table provides information relating to our equity compensation plans as of December 31, 2020. As of December 31, 2020, we had the GAN Limited 2020 Equity Incentive Plan and the GAN Limited Employee Stock Purchase Plan, which were approved by our Board of Directors and our shareholders.
	Equity Compensation Plans
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	4,807,355	$13.05	500,184
Equity compensation plans not approved by shareholders	—	—	—
Total	4,807,355		500,184
(1)	Excludes 1,694,160 additional ordinary shares that became available for issuance under the GAN Limited 2020 Equity Incentive Plan on January 20, 2022.
Reducing Duplicate Mailings
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice of Availability or, if you have requested printed copies, only one set of printed proxy materials is delivered to multiple shareholders sharing an address, unless contrary instructions have been received from one or more of the shareholders. If you are a shareholder sharing an address, you can request a separate Notice of Availability or copy of the proxy materials by contacting the Broadridge Householding Department by phone at 1-866-540-7095 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another shareholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.
Additional Information
For further information about GAN, please refer to the 2021 Annual Report. The 2021 Annual Report is publicly available on the SEC’s website at www.sec.gov and on our website at www.gan.com. You may also obtain a copy by sending a written request to GAN Limited, 400 Spectrum Center Drive, Suite 1900, Irvine, CA 92618, Attention: Corporate Secretary.
By Order of the Board of Directors,

Sylvia Tiscareño

Corporate Secretary

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 12, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/GAN2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 12, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class 2 directors to hold office until the 2025 Annual Meeting of Shareholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) David Goldberg 02) Karen Flores

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000566223_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K are available at www.proxyvote.com

GAN LIMITED
Annual Meeting of Shareholders
June 13, 2022 10:00 AM PDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dermot S. Smurfit and Karen Flores, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of GAN LIMITED that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on June 13, 2022, virtually via www.virtualshareholdermeeting.com/GAN2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000566223_2 R1.0.0.24

Continued and to be signed on reverse side